AT&T MASTER AGREEMENT
                          MA REFERENCE NO. __________

--------------------------------------------------------------------------------
CUSTOMER LEGAL NAME ("CUSTOMER", "YOU" OR      AT&T CORP. ("AT&T")
"YOUR")
--------------------------------------------------------------------------------
ROO Media Corporation                          AT&T Corp.

--------------------------------------------------------------------------------
CUSTOMER ADDRESS                               AT&T ADDRESS
--------------------------------------------------------------------------------
456 Fifth Ave                                  55 Corporate Drive
Brooklyn NY                                    Bridgewater, New Jersey 08807
11215 USA

--------------------------------------------------------------------------------
CUSTOMER CONTACT                               AT&T CONTACT
--------------------------------------------------------------------------------
Name: Robert Petty                             Master Agreement Support Team
Title:CEO                                      Email: mast@att.com
Telephone: (917) 553-5786
Fax:
Email: robert.petty@roomedia.com
--------------------------------------------------------------------------------

This Agreement consists of the attached General Terms and Conditions and all service attachments ("Attachments") attached hereto or subsequently signed by the parties and that reference this Agreement (collectively, this "Agreement"). In the event of a conflict between the General Terms and Conditions and any Attachment, the Attachment shall take precedence.

This Agreement shall become effective when signed by both parties and shall continue in effect for as long as any Attachment remains in effect, unless earlier terminated in accordance with the provisions of the Agreement. The term of each Attachment is stated in the Attachment.

--------------------------------------------------------------------------------
      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
                   THE TERMS AND CONDITIONS OF THIS AGREEMENT
--------------------------------------------------------------------------------


CUSTOMER: [INSERT CUSTOMER'S LEGAL NAME]       AT&T CORP.

By:_____________________________________       By:______________________________
(Authorized Signature)                            (Authorized Signature)

________________________________________       _________________________________
(Typed or Printed Name)                        (Typed or Printed Name)

________________________________________       _________________________________
(Title)                                        (Title)

________________________________________       _________________________________
(Date)                                         (Date)

060701                       AT&T PROPRIETARY                    MA_VER_VIII.DOC

                                                AT&T MA REFERENCE NO. __________

                          GENERAL TERMS AND CONDITIONS

The following terms and conditions shall apply to the provision and use of the products and services ("Service" or "Services") provided by AT&T pursuant to this Agreement.

1.0 DEFINITIONS

1.1 "Affiliate" of a party means any entity that controls, is controlled by or is under common control with such party, and, in the case of AT&T, it also means any entity which AT&T has authorized to offer any Service or part of any Service.

1.2 "Content" means information made available, displayed or transmitted in connection with a Service (including, without limitation, information made available by means of an HTML "hot link", a third party posting or similar means) including all trademarks, service marks and domain names contained therein as well as the contents of any bulletin boards or chat forums, and, all updates, upgrades, modifications and other versions of any of the foregoing.

1.3 "User" means anyone who uses or accesses any Service purchased by You under this Agreement.

2.0 CHARGES AND BILLING

2.1 You shall pay AT&T for Your and Users' use of the Services at the rates and charges specified in the Attachments, without deduction, setoff or delay for any reason. Charges set forth in the Attachments are exclusive of any applicable taxes. You may be required at any time to pay a deposit if AT&T determines that You are not creditworthy.

2.2 You shall pay all shipping charges, taxes (excluding those on AT&T's net income) and other similar charges (and any related interest and penalties) relating to the sale, transfer of ownership, installation, license, use or provision of the Services, except to the extent a valid tax exemption certificate is provided by You to AT&T prior to the delivery of Services.

2.3 Payment in U.S. currency is due within thirty (30) days after the date of the invoice and shall refer to the invoice number. Restrictive endorsements or other statements on checks accepted by AT&T will not apply. You shall reimburse AT&T for all costs (including reasonable attorney fees) associated with collecting delinquent or dishonored payments. At AT&T's option, interest charges may be added to any past due amounts at the lower of 1.5% per month or the maximum rate allowed by law.

3.0 RESPONSIBILITIES OF THE PARTIES

3.1 AT&T agrees to provide Services to You, subject to the availability of the Services, in accordance with the terms and conditions, and at the charges
specified  in  this   Agreement,   consistent   with  all  applicable  laws  and
regulations.

3.2 You shall assure that Your and Users' use of the Services and Content will at all times comply with all applicable laws, regulations and written and electronic instructions for use. AT&T reserves the right to terminate affected Attachments, suspend affected Services, and/or remove Your or Users' Content from the Services, if AT&T determines, in the exercise of its reasonable discretion, that such use or Content does not conform with the requirements set forth in this Agreement or interferes with AT&T's ability to provide Services to You or others or receives notice from a reputable source that Your or Users' use or Content may violate any laws or regulations. AT&T's actions or inaction under this Section shall not constitute review or approval of Your or Users' use or Content. AT&T will use reasonable efforts to provide notice to You before taking action under this Section.

4.0 USE OF INFORMATION

4.1 All documentation, technical information, Software, business information, or other materials that are disclosed by either party to the other in the course of performing this Agreement shall be considered proprietary information ("INFORMATION") of the disclosing party, provided such information is in written or other tangible form that is clearly marked as "proprietary" or "confidential". This Agreement shall be deemed to be AT&T and Your INFORMATION. Your Content shall be deemed to be Your INFORMATION.

4.2 Each party's INFORMATION shall, for a period of three (3) years following its disclosure (except in the case of Software, for an indefinite period): (i) be held in confidence; (ii) be used only for purposes of performing this Agreement (including in the case of AT&T, the ability to monitor and record Your transmissions in order to detect fraud, check quality, and to operate, maintain and repair the Services) and using the Services; and (iii) not be disclosed except to the receiving party's employees, agents and contractors having a need-to-know (provided that such agents and contractors are not direct competitors of either party and agree in writing to use and disclosure restrictions as restrictive as this Article 4), or to the extent required by law (provided that prompt advance notice is provided to the disclosing party to the extent practicable).

4.3 The  restrictions in this Article shall not apply to any  information  that:
(i) is independently developed by the receiving party; or (ii) is lawfully received by the receiving party free of any obligation to keep it confidential; or (iii) becomes generally available to the public other than by breach of this Agreement.

5.0 PUBLICITY AND MARKS

5.1 No public statements or announcements relating to this Agreement shall be issued by either party without the prior written consent of the other party.

5.2 Each party agrees not to display or use, in advertising or otherwise, any of the other party's trade names, logos, trademarks, service marks or other indicia of origin (collectively "Marks") without the other party's prior written consent, provided that such consent may be revoked at any time.

6.0 SOFTWARE

6.1 AT&T grants You a personal, non-transferable and non-exclusive license (without the right to sublicense) to use, in object code form, all software and associated written and electronic documentation and data furnished pursuant to the Attachments (collectively, the "Software"), solely in connection with the Services and solely in accordance with applicable written and electronic documentation. You will refrain from taking any steps to reverse assemble, reverse compile or otherwise derive a source code version of the Software. The Software shall at all times remain the sole and exclusive property of AT&T or its suppliers. "Third-Party Software" means Software that bears a copyright notice of a third party. "AT&T Software" means all Software other than Third-Party Software.

6.2 You shall not copy or download the Software, except that You shall be permitted to make two (2) copies of the Software, one for archive and the other for disaster recovery purposes. Any copy must contain the same copyright notices and proprietary markings as the original Software.

6.3 You shall assure that Your Users comply with the terms and conditions of this Article 6.

6.4 The term of the license granted hereunder shall be coterminous with the Attachment which covers the Software.

6.5 You agree to comply with any additional restrictions that are provided with any Third-Party Software.

6.6 AT&T warrants that all AT&T Software will perform substantially in accordance with its applicable published specifications for the term of the Attachment which covers the Software. If You return to AT&T, within such period, any AT&T Software that does not comply with this warranty, then AT&T, at its option, will either repair or replace the portion of the AT&T


Page 1 of 3                     AT&T PROPRIETARY          060701 MA_VER_VIII.DOC

                                                AT&T MA REFERENCE NO. __________

Software that does not comply or refund any amount You prepaid for the time periods following return of such failed or defective AT&T Software to AT&T. This warranty will apply only if the AT&T Software is used in accordance with the terms of this Agreement and is not altered, modified or tampered with by You or Users.

7.0 ADJUSTMENTS TO MINIMUM ANNUAL REVENUE COMMITMENTS

In the event of a business downturn beyond Your control, or a corporate divestiture, merger, acquisition or significant restructuring or reorganization of Your business, or network optimization using other AT&T Services, or reduction of the rates and charges, or chronic Service failures, or force majeure events, any of which significantly impairs your ability to meet Your minimum annual revenue commitments under an Attachment, AT&T will offer to adjust the affected minimum annual revenue commitments so as to reflect Your reduced traffic volumes, after taking into account the effect of such a reduction on AT&T's costs and the AT&T prices that would otherwise be available at the revised minimum annual revenue commitment levels. If we reach mutual agreement on revised minimum annual revenue commitments, we will amend or replace the affected Attachment, as applicable. This provision shall not apply to a change resulting from a decision by You to transfer portions of Your traffic or projected growth to service providers other than AT&T. You must give AT&T written notice of the conditions You believe will require the application of this provision. This provision does not constitute a waiver of any charges, including, but not limited to, monthly recurring charges and shortfall charges, incurred by You prior to amendment or replacement of the affected Attachment.

8.0 FORCE MAJEURE

Neither AT&T nor You shall be liable for any delay, failure in performance, loss or damage due to: fire, explosion, power blackout, earthquake, flood, the elements, strike, embargo, labor disputes, acts of civil or military authority, war, acts of God, acts or omissions of carriers or suppliers, acts of regulatory or governmental agencies, or other causes beyond such party's reasonable control, whether or not similar to the foregoing, except that Your obligation to pay for charges incurred for Services received by You shall not be excused.

9.0 LIMITATIONS OF LIABILITY

9.1 For purposes of all exclusive remedies and limitations of liability set forth in this Agreement or any Attachment, "AT&T" shall be defined as AT&T, its Affiliates, and its and their employees, directors, officers, agents, representatives, subcontractors, interconnection service providers and suppliers; and "You" shall be defined as You, Your Affiliates, and Your and their employees, directors, officers, agents, and representatives; and "Damages" will refer collectively to all injury, damage, liability, loss, penalty, interest and expense incurred.

9.2 EITHER PARTY'S ENTIRE LIABILITY AND THE OTHER PARTY'S EXCLUSIVE REMEDIES, FOR ANY DAMAGES CAUSED BY ANY SERVICE DEFECT OR FAILURE, OR FOR OTHER CLAIMS ARISING IN CONNECTION WITH ANY SERVICE OR OBLIGATIONS UNDER THIS AGREEMENT SHALL
BE:

(i) FOR BODILY INJURY OR DEATH TO ANY PERSON, OR REAL OR TANGIBLE PROPERTY DAMAGE, NEGLIGENTLY CAUSED BY A PARTY, OR DAMAGES ARISING FROM THE WILLFUL MISCONDUCT OF A PARTY OR ANY BREACH OF ARTICLES 4 OR 5, THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES;

(ii) FOR DEFECTS OR FAILURES OF SOFTWARE, THE REMEDIES SET FORTH IN SECTION 6.6;

(iii) FOR INTELLECTUAL PROPERTY INFRINGEMENT, THE REMEDIES SET FORTH IN ARTICLE 11;

(iv) FOR DAMAGES OTHER THAN THOSE SET FORTH ABOVE AND NOT EXCLUDED UNDER THIS AGREEMENT, EACH PARTY'S LIABILITY SHALL BE LIMITED TO PROVEN DIRECT DAMAGES NOT TO EXCEED PER CLAIM (OR IN THE AGGREGATE DURING ANY TWELVE (12) MONTH PERIOD) AN AMOUNT EQUAL TO THE TOTAL NET PAYMENTS MADE BY YOU FOR THE AFFECTED SERVICE DURING THE THREE (3) MONTHS PRECEDING THE MONTH IN WHICH THE DAMAGE OCCURRED. THIS SHALL NOT LIMIT YOUR RESPONSIBILITY FOR THE PAYMENT OF ALL PROPERLY DUE CHARGES UNDER THIS AGREEMENT.

9.3 EXCEPT FOR THE PARTIES' ARTICLE 11 OBLIGATIONS, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION, DAMAGES FOR LOST PROFITS, ADVANTAGE, SAVINGS OR REVENUES OF ANY KIND OR INCREASED COST OF OPERATIONS.

9.4 AT&T ALSO SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING OUT OF OR RELATING TO:
INTEROPERABILITY, ACCESS OR INTERCONNECTION OF THE SERVICES WITH APPLICATIONS, EQUIPMENT, SERVICES, CONTENT OR NETWORKS PROVIDED BY YOU OR THIRD PARTIES; SERVICE INTERRUPTIONS (EXCEPT WHERE A CREDIT IS EXPLICITLY SET FORTH IN AN ATTACHMENT OR SERVICE GUIDE) OR LOST OR ALTERED MESSAGES OR TRANSMISSIONS; OR, UNAUTHORIZED ACCESS TO OR THEFT, ALTERATION, LOSS OR DESTRUCTION OF YOUR, USERS' OR THIRD PARTIES' APPLICATIONS, CONTENT, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS.

9.5 EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, AT&T MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NON-INFRINGEMENT OR ANY WARRANTY ARISING BY USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE.

9.6 THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT SHALL APPLY: (i) REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE; AND (ii) WHETHER OR NOT DAMAGES WERE FORESEEABLE. THESE LIMITATIONS OF LIABILITY SHALL SURVIVE FAILURE OF ANY EXCLUSIVE REMEDIES PROVIDED IN THIS AGREEMENT.

10.0 TERMINATION

10.1 If a party fails to perform or observe any material term or condition of this Agreement and the failure continues unremedied for thirty (30) days after receipt of written notice, (i) the other party may terminate for cause any Attachment affected by the breach, or (ii) where the failure is a non-payment by You of any charge when due, AT&T may, at its option, terminate or suspend Service and/or require a deposit under affected Attachments.

10.2 An Attachment may be terminated immediately upon written notice by: (i) either party if the other party has violated the other party's Marks, becomes insolvent or involved in a liquidation or termination of its business, files a bankruptcy petition, has an involuntary bankruptcy petition filed against it (if not dismissed within thirty (30) days of filing), becomes adjudicated bankrupt, or becomes involved in an assignment for


Page 2 of 3                  AT&T PROPRIETARY             060701 MA_VER_VIII.DOC

                                                AT&T MA REFERENCE NO. __________

the benefit of its creditors; or (ii) either party due to a material breach of any provision of Article 4.

10.3 You shall be responsible for payment of all charges under a terminated Attachment incurred as of the effective date of termination. You shall also be liable to AT&T for Termination Charges, if specified in a terminated Attachment, in the event that AT&T terminates under Section 10.1 or 10.2, or You terminate without cause.

10.4 Termination by either party of an Attachment does not waive any other rights or remedies it may have under this Agreement. Termination or suspension of an Attachment shall not affect the rights and obligations of the parties under any other Attachment.

11.0 FURTHER RESPONSIBILITIES

11.1 AT&T agrees to defend or settle any claim against You and to pay all Damages that a court may award against You in any suit that alleges a Service infringes any patent, trademark, copyright or trade secret, except where the claim or suit arises out of or results from: Your or User's Content; modifications to the Service or combinations of the Service with other services or products, by You or others; AT&T's adherence to Your written requirements; or, use of the Service in violation of this Agreement. You agree to defend or settle any claim against AT&T and to pay all Damages that a court may award against AT&T in any suit that alleges a Service infringes any patent, trademark, copyright or trade secret, due to any of the exceptions in the preceding sentence.

11.2 Whenever AT&T is responsible under Section 11.1, AT&T may at its option either procure the right for You to continue using, or may replace or modify the alleged infringing Service so that the Service becomes noninfringing, but if those alternatives are not reasonably achievable, AT&T may terminate the affected Attachment without liability other than as stated in Section 11.1.

11.3 AT&T grants to You the right to permit Users to access and use the Services, provided that You shall remain solely responsible for such access and use. You shall defend, indemnify and hold harmless AT&T from and against all Damages arising out of third party claims relating to Your or Users' use of the Service or Content or performance of the Service.

11.4 The indemnified party under this Article 11: (i) must notify the other party in writing promptly upon learning of any claim or suit for which indemnification may be sought, provided that failure to do so shall have no effect except to the extent the other party is prejudiced thereby; (ii) shall have the right to participate in such defense or settlement with its own counsel and at its sole expense, but the other party shall have control of the defense or settlement; and (iii) shall reasonably cooperate with the defense.

12.0 GENERAL PROVISIONS

12.1 Any supplement, modification or waiver of any provision of this Agreement must be in writing and signed by authorized representatives of both parties. A waiver by either party of any breach of this Agreement shall not operate as a waiver of any other breach of this Agreement.

12.2 This Agreement may not be assigned by either party without the prior written consent of the other, except that either party may, without the other party's consent, assign this Agreement or any Attachment to a present or future Affiliate or successor, provided that any such assignment by You shall be contingent upon AT&T determining the assignee to be creditworthy and in compliance with any eligibility criteria for the Services. AT&T may subcontract work to be performed under this Agreement, but shall retain responsibility for all such work.

12.3 If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the parties shall promptly negotiate to replace invalid or unenforceable portions that are essential parts of this Agreement.

12.4 Any legal action arising in connection with this Agreement must begin within two (2) years after the cause of action arises.

12.5 All required notices under this Agreement shall be in writing and either mailed by certified or registered mail, postage prepaid return receipt requested, sent by express courier or hand delivered and addressed to each party at the address set forth on the cover page of this Agreement or, if the notice relates to a specific Attachment, the address set forth in such Attachment, or such other address that a party indicates in writing.

12.6 State law issues concerning construction, interpretation and performance of this Agreement shall be governed by the substantive law of the State of New York, excluding its choice of law rules. The United Nations Convention on Contracts for International Sale of Goods shall not apply.

12.7 This Agreement does not provide any third party (including Users) with any remedy, claim, liability, reimbursement, cause of action or other right or privilege.

12.8 The respective obligations of You and AT&T, which by their nature would continue beyond the termination or expiration of any Attachment or this Agreement, including, without limitation, the obligations regarding Use of Information, Publicity and Marks, Further Responsibilities and Limitations of Liability, shall survive termination or expiration.

12.9 THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SERVICES. THIS AGREEMENT SUPERSEDES ALL PRIOR AGREEMENTS,
PROPOSALS, REPRESENTATIONS, STATEMENTS OR UNDERSTANDINGS, WHETHER WRITTEN OR ORAL CONCERNING THE SERVICES, OR THE RIGHTS AND OBLIGATIONS RELATING TO THE SERVICES. THIS AGREEMENT SHALL NOT BE CONTRADICTED, OR SUPPLEMENTED BY ANY WRITTEN OR ORAL STATEMENTS, PROPOSALS, REPRESENTATIONS, ADVERTISEMENTS, SERVICE DESCRIPTIONS OR YOUR PURCHASE ORDER FORMS NOT EXPRESSLY SET FORTH IN THIS AGREEMENT OR AN ATTACHMENT.


Page 3 of 3                 AT&T PROPRIETARY              060701 MA_VER_VIII.DOC

[LOGO] AT&T                                    AT&T MA REFERENCE NO. ___________
                                               AT&T SA REFERENCE NO. ___________

                  AT&T INTELLIGENT CONTENT DISTRIBUTION SERVICE
                            SERVICE ORDER ATTACHMENT

------------------------------------------------------------------------------------------------------------------------------
CUSTOMER LEGAL NAME ("CUSTOMER" OR "YOU")    AT&T CORP. ("AT&T")                    AT&T SALES CONTACT NAME
                                                                                     PRIMARY CONTACT
------------------------------------------------------------------------------------------------------------------------------
ROO Media Corporation                        AT&T Corp.                             Name: Neil Perchuk

------------------------------------------------------------------------------------------------------------------------------
CUSTOMER ADDRESS                             AT&T ADDRESS AND CONTACT               AT&T SALES CONTACT INFORMATION
------------------------------------------------------------------------------------------------------------------------------
456 Fifth Ave                                55 Corporate Drive                     Address: 32 Ave. of the Americas
Brooklyn NY                                  Bridgewater, New Jersey  08807         New York,  NY      10013
11215                                                                               Telephone: 212-387-6096
USA                                          CONTACT:                               Fax: 212-5399197
                                             AT&T Internet Service Contract         Email: nperchuk@att.com
                                             Management                             Branch Manager: Ernie  Ianace
                                             Fax: 1-800-235-7527                    Sales Strata: Global
                                             Email: mast@att.com                    Sales Region: Atlantic
------------------------------------------------------------------------------------------------------------------------------
CUSTOMER CONTACT                             AT&T BRANCH CONTRACT                   AT&T AUTHORIZED AGENT INFORMATION
                                             CONTACT INFORMATION                    (IF APPLICABLE)  PRIMARY CONTACT
------------------------------------------------------------------------------------------------------------------------------
Name: Robert  Petty                          FMM, Contract Specialist, IP Sales     Name: First  Last
Title:   CEO                                 Specialist or CPM, based on strata     Company Name: Agent Company
Telephone: (917) 553-5786                    Name:     Dan Scherer                  Address: Street Address
Fax: Contact Fax                             Address: 32 Ave. of the Americas       City, State  ZipCode
Email: robert.petty@roomedia.com             NY,  NY   10013                        Telephone: Phone
CUSTOMER Account Number or                   Telephone: 212-387-5058                Fax: Fax
Master Customer Number:                      Fax: 212-5399197                       Email: Email
Customer Account Number                      Email: doscherer@att.com               Agent Code: Agent Auth Code
------------------------------------------------------------------------------------------------------------------------------

This Service Order Attachment for the AT&T Intelligent Content Distribution Service ("Service") consists of a Terms and Conditions Section and a Pricing Schedule, which together constitute an Attachment to the Master Agreement dated August 16, 2001 between You and AT&T ("Agreement") and is an integral part of that Agreement. In the event of conflict among the documents, the order of priority shall be this Attachment, then the Master Agreement General Terms and Conditions.

The Service provided under this Service Order Attachment is:

             AT&T Intelligent Content Distribution Service ("ICDS")


This Attachment is effective when signed by both You and AT&T (the "Effective Date").

--------------------------------------------------------------------------------
      SIGNATURE BELOW BY YOUR AUTHORIZED REPRESENTATIVE IS YOUR CONSENT TO
                   THE TERMS AND CONDITIONS OF THIS AGREEMENT
--------------------------------------------------------------------------------

ROO MEDIA CORPORATION                        AT&T CORP.

By:__________________________________        By:________________________________
   (Authorized Signature)                       (Authorized Signature)

_____________________________________        ___________________________________
Robert Petty                                 Neil Perchuk

_____________________________________        ___________________________________
(Title)                                      (Title)

_____________________________________        ___________________________________
(Date)                                       (Date)


                                AT&T PROPRIETARY

                  AT&T INTELLIGENT CONTENT DISTRIBUTION SERVICE
                            SERVICE ORDER ATTACHMENT
                              TERMS AND CONDITIONS

1. DEFINITIONS

Capitalized terms used but not defined in this Attachment are defined elsewhere in the Agreement.

A. "Audio & Video On Demand" is a feature of ICDS which directs a User's request of the optimal server for audio or video streams. The content being served from these servers will be pre-recorded audio and video files and will be streaming directly to the User's computer.

B. "Caching" or "Network Caching" is the method of temporarily storing static content, i.e. (web pages, graphics and file transfer protocol files) on servers embedded on the AT&T network.

C. "Central archiving Server", refers to a server hosted within an AT&T owned and operated data center, which will act as the main storage server for all pre-recorded audio/video files, to be served on behalf of all AT&T ICDS Video on Demand customers. This server is described in further detail in the respective Service Description.

D. "File Downloads" is a feature of Intelligent Content Distribution that permits the downloading of software or audio/video files directly from the cache servers to a hard drive. Once the User has downloaded the entire software file, it will then be executed from the User's hard drive, directly.

E. "Hostname - URL" refers to the Uniform Resource Locator, or address, of a file or resource which is accessible on the Internet.

F. "ICDS Sales Order" for each Service is issued after the signature of the Agreement, in consultation with You.

G. The "Origin Server"

      "ICDS Caching Service" - refers to Customer's web server, which contains the site to be cached

      "ICDS Streaming Service" - refers to the Server, where a live video/audio stream is originated from.

H. The "Scheduled Activation Date" for this Service is a date set by the Customer that is mutually agreed upon by both parties to have the Service activated.

I. The "Service Activation Date" for this Service is the date the Customer actually receives the ICDS Service ordered under this Attachment.

J. "Service" means the Intelligent Content Distribution Service (ICDS) You order under this Attachment, as more fully described in the Service Description.

K. The "Service Description" consists of the standard components of either the AT&T ICDS Caching or AT&T ICDS Streaming Service and other information relating to the Service offered under this Attachment, as amended from time to time and is available upon request from Your AT&T sales representative.

L. "Service Period" for the Service is the Initial Service Period for such Service and all applicable Renewal Service Periods (as described in Section 2B of this Attachment).

M. "Streaming Media" - is a method of playing audio/video over a network without having to wait until the file is completely downloaded before it can be played. By using Streaming Media Technologies, audio and video files can be played as they are being downloaded.

N. "Stream Rate" - refers to the number of bits (or packets) per second that a server is sending for streaming media. this is a function of the encoding that is used with in general higher rates corresponding to better quality.

O. "Users" is defined as the Customer's web site's end-users.

P. "Web Acceleration" is a feature of Intelligent Content Distribution that helps facilitate faster web page downloads.

Q. " Web-casting" is a feature of ICDS which permits the Customer to broadcast live events or any simultaneous delivery of the same content to many Users without significant delay or variation.

2. PRICING, RENEWALS, ORDERS AND BILLING

A. The pricing for this Service during the Initial Service Period, including any discounts or discount plans, is shown on each Service's Pricing Schedule and is fixed for the Initial Service Period. After the Service Period, the pricing will revert to the then-current full list price and no discounts or discount plans shall apply.

B. The options and features of this Service which apply to You are contained in either the ICDS Service Description or the ICDS Welcome Kit which is provided by AT&T to You. You must order the Service within 90 days of the Effective Date of this Attachment, otherwise AT&T may terminate this Attachment immediately upon written notice. Additional orders of options and features of this Service by You shall not be deemed a supplement or modification of this Agreement and shall be subject to the terms of this Agreement. Terms and conditions on any non-AT&T order form shall not apply.

C. Unless otherwise specified on Your Pricing Schedule, billing for any Service You order will begin on the Service Activation Date of the Service. However, if by Your actions or omissions the "Service Activation Date" does not occur by the "Scheduled Activation Date", billing will begin on the day after the "Scheduled Activation Date".

3. TERMINATION AND INITIAL SATISFACTION GUARANTEE

A. If for any reason You are not satisfied with the performance of the Service within 30 days after the "Service Activation Date", then, during such 30-day period, You may terminate the Service without payment of any Termination Charges by giving AT&T at least 7 days' prior written notice of termination.

B. If for any reason other than Your act or omission or a Force Majeure event (as described in the Force Majeure provision of the Master Agreement) AT&T does not install any Service within 30 days after such Service's "Scheduled Activation Date", You shall have a one-time right to terminate such Service by notifying AT&T in writing before the "Service Activation Date" for the Service in question.

C. You may terminate the Service without payment of any Termination Charges at any time during the Service Period if You replace such Service with a new Internet-related service from AT&T having a Service Period and revenue commitment equal to or greater than the remaining Service Period and revenue commitments of the Service You are terminating.

D. You may terminate the Service during the Initial Service Period or any subsequent Renewal Service Period by giving AT&T at least 60 days' prior written notice and payment of any applicable Termination Charges set forth in this Attachment.


                                AT&T PROPRIETARY

                  AT&T INTELLIGENT CONTENT DISTRIBUTION SERVICE
                            SERVICE ORDER ATTACHMENT
                              TERMS AND CONDITIONS

E. AT&T may terminate this Attachment or any Service upon written notice to You if You do not comply with AT&T's Acceptable Use Policy (as referenced in Section
4B).

F. AT&T may also terminate the Service, in whole or in part upon ninety (90) days written notice to You if AT&T decides to discontinue the Service, in whole or in part.

G. Upon termination of the Service by You or AT&T under this Section 3, You will be responsible for payment of the charges incurred as of the termination date, and, except in the case of termination by AT&T pursuant to Section 3F above, any other charges incurred by AT&T as a result of such termination.

H. You will be responsible for the Termination Charges set forth in this Attachment if You terminate the Service under Section 3D of this Attachment or if AT&T terminates or suspends the Service or this Attachment or the Agreement under the Responsibilities of Parties or the Termination Sections of the Master Agreement or under Section 3E, of this Attachment.

I. For ICDS Service, the Termination Charge during the Initial Service Period, will consist of : (1) $2000.00 This termination charge of $2,000 only applies if the You decide to terminate the ICDS Service Ordered under this Attachment for Your convenience within the first 12 months of the Service Period, but not including the period stipulated in Section 3A of this Attachment. (2) all discounts, if any, received by you for the Service during the Initial Service Period; or any subsequent Renewal Service Period.

4. RESPONSIBILITIES OF THE PARTIES

A. AT&T shall provide Service to You in accordance with the terms and conditions of the Agreement, including the Master Agreement and this Attachment, and the ICDS Service Description, as the same may be revised from time to time.

B. You acknowledge that You have read, agree to be bound by and shall assure that Users will comply with AT&T's Acceptable Use Policy (the "AUP"). The AUP may be revised from time to time, and is available for review at: www.ipservices.att.com/policy.html, or at such other address as AT&T may specify by posting or email notice.

C. Except for IP addresses expressly registered in Your name, all IP addresses, AT&T-based domain names and telephone numbers shall remain, at all times, property of AT&T and shall be nontransferable and You shall have no right to use such IP addresses upon termination or expiration of this Service Order Attachment.

D. Except to the extent required by law, You may not resell or otherwise make the Service available to third parties.

E. You agree to comply, and to use commercially reasonable efforts to cause all Users to comply, with United States law regarding the transmission, storage, and transmission of technical data and/or Software which is exported from the United States.

F. AT&T will not provide support directly to nor interface with any User. You are responsible for (i) selecting the Users that You permit to access the Service; (ii) implementing with Your Users appropriate terms, conditions, and measures to ensure that all Users comply with the terms and conditions of the Agreement; (iii) establishing Your Users' rights to access the Service; and (iv) providing training, copying, installing and distributing any Software (and updates, if any) to Your Users.

G. AT&T shall have the right to direct and handle Your Internet traffic in any way it deems necessary, including, without limitation, across any content distribution networks.

H. You are required to and responsible for providing and maintaining a dedicated Internet connection. You agree to provide AT&T with the IP address and hostname of the origin web server and the hostname to distribute using the Service. In the event that You change the IP address and/or hostname, You must make commercially reasonable efforts to notify AT&T in advance of such change. In the event that this is not possible, You must immediately notify AT&T of such change. If You fail to notify AT&T immediately, You may experience interruptions in Your Service.

I. If you select the Large-File Download Option, You agree to provide AT&T the average page or file size of Your requested Content (in kilobytes), as well as the expected number of hits on any web site for which the ICDS Service is intended (including expected peak hits per second and hits per day) for the purposes of capacity management. Further definitions of these categories are provided in the Service Description.

5. SERVICE OPTIONS

A.    The ICDS Caching Service offers the following options:

      (i)   Web acceleration; and

      (ii)  Large File Downloading;

B.    The ICDS Streaming Service offers the following options:

      (i)   Web Casting

      (ii)  Video On Demand

These  options  are  described  in  more  detail  in  the   applicable   Service
Description. In order to provision the Service to You must select at least one of these options.

B. If you select either the Web Acceleration or Large File Downloading option, You must select one of the following routing methods: (i) "ICDS First" arrangement or (ii) the "Dynamic Forking `Origin First'" arrangement

C. If You select "ICDS First," Users must connect to the ICDS network in order to retrieve Your Content. The ICDS network will make the connections to Your origin server, but Users will not be able to directly access Your origin server.

D. If You select the "Dynamic Forking arrangement," Users connect to Your origin server in order to retrieve small portions of Your Content. The User will then connect to the ICDS network in order to retrieve larger, memory intensive portions of Your Content. Users will always make the initial connection to Your origin server, and remain there for the remainder of their site visit.

6. STREAMING TERMS ONLY SECTION:

A. In order to receive this ICDS Streaming  Service,  You must select either the
(i) Windows Media Technology (ii) or "RealAudio" and "Realvideo " or (iii) Apple QuickTime, or any combination of the three. The origin server, where the content to be streamed from is stored, must support the Streaming Protocol that You select.


                                AT&T PROPRIETARY

                  AT&T INTELLIGENT CONTENT DISTRIBUTION SERVICE
                            SERVICE ORDER ATTACHMENT
                              TERMS AND CONDITIONS

B. If you are purchasing AT&T ICDS Streaming Service, You are required to (a) provide to AT&T the Streaming format outlined in Section 6A of this Attachment,
(b) provide Streaming Rates requested by You, and (c) the number of anticipated simultaneous viewers.

C. If You are purchasing AT&T ICDS Streaming Service, You are required to select either the Webcasting or Video On Demand Option ("VoD"). If you select VoD, You are required to publish your pre-recorded content to a pre-determined, AT&T owned central archiving Server. Your storage on the origin server may not exceed a total of 10 GB (gigabytes) unless otherwise specified.

D. If you select the Web Casting Option, You must be able to publish live-content onto the Network, or You must provide the network with the location that a live stream is being published from.

LIABILITY DISCLAIMER

THE SERVICE IS PROVIDED BY AT&T ON AN "AS IS" BASIS. IN NO EVENT SHALL AT&T BE LIABLE FOR THE PERFORMANCE OR THE FAILURE TO PERFORM OF ANY ASPECT OF THE SERVICE, EXCEPT IN THE EVENT OF DAMAGES ARISING FROM THE WILFUL MISCONDUCT OF EITHER PARTY, IN WHICH CASE EITHER PARTY'S ENTRIE LIABILITY, AND THE OTHER PARTY'S EXCLUSIVE REMEDIES WILL BE LIMITED BY THE OTHER PARTY'S RIGHT TO PROVEN DIRECT DAMAGES.


                                AT&T PROPRIETARY

                  AT&T INTELLIGENT CONTENT DISTRIBUTION SERVICE
                                PRICING SCHEDULE

SERVICE PERIOD:

SERVICE OPTIONS:
   ICDS CACHING SERVICES:
       |_| WEBACCELERATION
       |_| LARGE FILE DOWNLOADS
   ICDS STREAMING SERVICES:
       |_| WEBCASTING
       |X| VOD

PRICING OPTIONS:
    ICDS CACHING PRICES
       |_| CACHING PRICING OPTION#1

--------------------------------------------------------------------------------
CONTINUOUS MBPS PRICING
--------------------------------------------------------------------------------
MBPS USED                       USAGE DISCOUNT                     $/MBPS
---------                       --------------                     ------
--------------------------------------------------------------------------------
0 to 10                         0%                                 $     1,200
--------------------------------------------------------------------------------
10.1 to 45                      35%                                $       780
--------------------------------------------------------------------------------
45.1 to 100                     45%                                $       660
--------------------------------------------------------------------------------
100.1 upwards                   50%                                $       600
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMBEDDED EVENT PRICING
--------------------------------------------------------------------------------
GB USED                         USAGE DISCOUNT                     $/GB
-------                         --------------                     ----
--------------------------------------------------------------------------------
0-200                           0%                                 $     16.00
--------------------------------------------------------------------------------
201-500                         17%                                $     13.28
--------------------------------------------------------------------------------
501-1000                        25%                                $     12.00
--------------------------------------------------------------------------------
1001-2000                       30%                                $     11.20
--------------------------------------------------------------------------------
2001 upwards                    50%                                $      8.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PEAK BYTE PRICING
--------------------------------------------------------------------------------
GB USED                         USAGE DISCOUNT                     $/GB
-------                         --------------                     ----
--------------------------------------------------------------------------------
No Discount Applicable          No Discount Applicable             $        50
--------------------------------------------------------------------------------


                                AT&T PROPRIETARY

                  AT&T INTELLIGENT CONTENT DISTRIBUTION SERVICE
                                PRICING SCHEDULE

|_| CACHING PRICING OPTION #2

--------------------------------------------------------------------------------
CONTINUOUS GB PRICING
--------------------------------------------------------------------------------
GB USED                         USAGE DISCOUNT                     $/GB
-------                         --------------                     ----
--------------------------------------------------------------------------------
0-200                           0%                                 $     20.00
--------------------------------------------------------------------------------
201-1500                        20%                                $     16.00
--------------------------------------------------------------------------------
1501-2500                       30%                                $     14.00
--------------------------------------------------------------------------------
2501-5000                       40%                                $     12.00
--------------------------------------------------------------------------------
5001 upwards                    50%                                $     10.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMBEDDED EVENT PRICING
--------------------------------------------------------------------------------
GB USED                         USAGE DISCOUNT                     $/GB
-------                         --------------                     ----
--------------------------------------------------------------------------------
0-200                           0%                                 $     16.00
--------------------------------------------------------------------------------
201-500                         17%                                $     13.28
--------------------------------------------------------------------------------
501-1000                        25%                                $     12.00
--------------------------------------------------------------------------------
1001-2000                       30%                                $     11.20
--------------------------------------------------------------------------------
2001 upwards                    50%                                $       8.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PEAK BYTE PRICING
--------------------------------------------------------------------------------
GB USED                         USAGE DISCOUNT                     $/GB
-------                         --------------                     ----
--------------------------------------------------------------------------------
No Discount Applicable          No Discount Applicable             $        50
--------------------------------------------------------------------------------

This pricing is for domestic usage only. International pricing will be determined at a later date, contingent on AT&T's rollout schedule. For details on pricing descriptions, refer to ICDS Caching Pricing Description.


ICDS STREAMING PRICES
    |X| GB (GIGABYTE)
   $18.00 PER GIGABYTE OF AGGREGATE TRAFFIC (SEE SCHEDULE BELOW)

AT&T will determine the amount of ICDS usage by summing the total amount of bits transferred associated with the Customer's predefined content over a one-month period.


                                AT&T PROPRIETARY
                                   PAGE 6 OF 6